UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
May 12, 2016
Date of Report (Date of earliest event reported)

ADVANCED MICRO DEVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-07882	94-1692300
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
One AMD Place
P.O. Box 3453
Sunnyvale, California 94088-3453
(Address of principal executive offices) (Zip Code)
(408) 749-4000
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Appointment of Chairman of the Board of Directors
Effective May 12, 2016, the Board of Directors (the “Board”) of Advanced Micro Devices, Inc. (“AMD” or the “Company”) appointed John E. Caldwell as Chairman of the Board and Chair of the Nominating and Corporate Governance Committee (the “NCG”). Mr. Caldwell, 66, has served on the Board since October 2006. Mr. Caldwell will receive an annual cash retainer of $112,500 for his services as Chairman of the Board, $10,000 for his services as Chair of the NCG, $10,000 for his services as a member of the NCG and $20,000 for his services as a member of the Audit and Finance Committee. Mr. Caldwell will also receive an annual restricted stock unit award with a grant value of $277,500. Outside director compensation is described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 24, 2016 (the “Proxy”).
Mr. Caldwell replaces Mr. Bruce L. Claflin who will continue to serve on the Board as an independent director and receive the applicable outside director compensation as described in the Proxy.
Mr. Caldwell replaces Ms. Nora M. Denzel as Chairman of the NCG. Ms. Denzel replaces Mr. Caldwell as Chair of the Compensation and Leadership Resources Committee and will continue to receive the applicable outside director compensation as described in the Proxy.
Appointment of Certain Officers
Effective May 12, 2016, the Company appointed Darla M. Smith as Chief Accounting Officer.
Ms. Smith, 50, joined the Company in January 2006 and has served as Corporate Vice President of Finance and Corporate Controller since January 2013. Ms. Smith was appointed Assistant Treasurer in March 2014 and has provided oversight for the Tax and Treasury functions since June 2015. From March 2010 until January 2013, Ms. Smith served as Corporate Vice President of Finance, Global Business Units and Technology and Engineering where she was responsible for partnering with operations to drive Company results. Prior to this, Ms. Smith served as the Assistant Corporate Controller. Ms. Smith holds a bachelor’s degree in accounting and a master’s degree in business administration.

Item 9.01    Financial Statements and Exhibits
(d) Exhibits.
Exhibit No.    Description

99.1	Press Release Announcing Board Member John Caldwell’s Appointment as Chairman of AMD Board of Directors dated May 12, 2016

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2016	ADVANCED MICRO DEVICES, INC.

	By:	/s/ Harry A. Wolin
	Name:	Harry A. Wolin
	Title:	Senior Vice President and General Counsel